Exhibit 10.2

AMENDMENT NO. 2 TO LEASE AGREEMENT

This Amendment No. 2 to the Lease Agreement (this “Amendment”) is entered into and effective as of April 21, 2023 (“Amendment Date”), and is between 1830 Charles Street, LLC, a Maryland limited liability company (“Landlord”) and ZeroFox, Inc., a Delaware corporation (“ZeroFox”).

A.
The parties previously entered into the Lease Agreement, dated as of February 27, 2016, as amended by Amendment No. 1 thereto, dated March 1, 2021 (together the “Lease”).

B.
The parties desire to amend the Lease to extend the term of the Lease subject to the conditions of this Amendment.

The parties agree as follows:

1.
DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Lease.

2.
TERM AND RENT. As of the Amendment Date, the Lease is hereby amended as follows:

TERM. The Term of the Lease is extended to February 28, 2026 (“New Term”).

ANNUAL RENT/MONTHLY RENT. The Rent during the New Term shall be as follows:

Period	Annual Rent	Monthly Rent
March 1, 2023 – February 29, 2024	$325,000.00	$27,083.33
March 1, 2024 – February 28, 2025	$334,750.00	$27,895.83
March 1, 2025 – February 28, 2026	$344,792.50	$28,732.71

3.
EXTENSION OPTION(S). Provided that an Event of Default has not occurred and is continuing, Tenant shall have the option to extend the term of the Lease beyond the New Term for two (2) additional one (1) year renewal terms by giving written notice to Landlord no later than one hundred and twenty (120) days prior to the expiration date of the then-current term. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during each such renewal term, except that the Rent for each such renewal term shall be as follows:

Option Periods	Annual Rent	Monthly Rent
March 1, 2026 – February 29, 2027	$355,136.28	$29,594.69
March 1, 2027 – February 28, 2028	$365,790.36	$30,482.53

Any termination, cancellation or surrender of the entire interest of Tenant under the Lease at any time shall terminate any right of renewal of Tenant hereunder.

4.
PRIOR AMOUNTS PAID. The Parties acknowledge that prior to this Amendment for the months of March 2023 and April 2023 Tenant leased the premises on a month-to-month basis as a holdover at a monthly rate that was above the Rent agreed upon in this Amendment. Tenant shall reduce the amount to be paid for the May 2023 Rent by the amounts overpaid for the months of March 2023 and April 2023, as applicable.

5.
DATE OF EFFECTIVENESS; LIMITED EFFECT. This Amendment is effective on the Amendment Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Lease are and will remain in full force and effect and are hereby ratified and confirmed by the parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Lease or as a waiver of or consent to any further or future action on the part of either party that would require the waiver or consent of the other party. On and after the Amendment Date, each reference in the Lease to “this Agreement,” “the Agreement,” “the Lease”, “this Lease”, “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Lease as amended by this Amendment.

6.
MISCELLANEOUS. This Amendment shall inure to the benefit of and be binding upon each of the parties and each of their respective permitted successors and permitted assigns. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment. This Amendment constitutes the sole and entire agreement between the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements representations, and warranties, both written and oral, with respect to such subject matter. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email of a scanned copy, or execution and delivery through an electronic signature service (such as DocuSign), shall be effective as delivery of an original executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of Amendment Date.

Landlord: 1830 Charles Street, LLC:

By:/s/ James C. Foster

Name: James C. Foster

Tenant: ZeroFox, Inc.

By: /s/ Tim Bender

Name: Tim Bender

Title: Chief Financial Officer